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                                                                    Exhibit 10.8

                                                  AMENDMENT NO. 9 AND CONSENT
                                        (this "Amendment"), dated as of
                                        September __, 2003, by and among PW
                                        EAGLE, INC., a Minnesota corporation
                                        (the "Company") and the investors party
                                        to the Securities Purchase Agreement
                                        referred to below on the date hereof
                                        (the "Investors").

     WHEREAS, the Company and the Investors are parties to a Securities Purchase Agreement, dated as of September 20, 1999 (as amended, supplemented or otherwise modified through the date hereof, including pursuant to Amendments No.1 through No. 8, the "Purchase Agreement") pursuant to which the Investors purchased $32,500,000 principal amount of the Company's senior subordinated notes; and

     WHEREAS, the Company and the Investors are parties to a Warrant Agreement, dated as of September 20, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Warrant Agreement") pursuant to which the Company issued certain warrants to the Investors; and

     WHEREAS, the Company and the Investors are parties to a Warrant Agreement, dated as of March 14, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "2003 Warrant Agreement") pursuant to which the Company issued certain warrants to the Investors; and

     WHEREAS, the Company has requested, and the Investors party hereto are willing (subject to the terms and conditions hereof), to consent to certain actions by the Company and to amend certain provisions of the Purchase Agreement as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Purchase Agreement.

     2. Consent to Hastings, Nebraska Real Property Sale and Leaseback. In reliance upon and subject to the accuracy of the representations set forth in this Amendment, upon the Effective Date, the Investors hereby consent to the sale by the Company of the real property, facility, and fixtures located at Hastings, Nebraska and the leaseback of same by PW Poly (as defined below) (the "Hastings Sale and Leaseback"); provided, that (i) the aggregate net cash proceeds to the Company received in respect of the Hastings Sale and Leaseback shall be at least $1,128,000, (ii) the Company shall pay (as soon as practicable but in any event within 24 hours of the closing of the Hastings Sale and Leaseback) the entire net cash proceeds to the Senior Bank Agent, with at least half of such proceeds to be applied for prepayment of the Term Loan (as defined in the Senior Credit Agreement) and the balance to be applied for prepayment of the Revolving

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Credit Loans (as defined in the Senior Credit Agreement), (iii) the maximum annual gross lease payment (including, without limitation, obligations to reimburse landlord's expenses) in respect of the Hastings Sale and Leaseback shall not exceed $183,300, (iv) the Hastings Sale and Leaseback shall be a bona fide arm's length transaction, (v) the documentation in respect of the Hastings Sale and Leaseback shall be reasonably satisfactory in all material respects to the Required Investors (it being agreed that such documentation shall be deemed to be satisfactory if, taken as a whole, such documentation is no less favorable to the Company from a risk allocation perspective than the Sale and Leaseback Documents) and (vi) if the Hastings Sale and Leaseback is not consummated within 120 days after the date hereof, then this Section 2 of this Amendment shall be null and void ab initio. The parties hereto agree that the Company shall have the right to lease (on an arm's length basis) the real property, facilities, and fixtures located at Hastings, Nebraska to PW Poly prior to a sale by the Company of such real property, facilities, and fixtures.

     3. Consent to Baker City, Oregon Real Property Sale and Leaseback. In reliance upon and subject to the accuracy of the representations set forth in this Amendment, upon the Effective Date, the Investors hereby consent to the sale by the Company of the real property, facility, and fixtures located at Baker City, Oregon and the leaseback of same by PW Poly (as defined below) (the "Baker City Sale and Leaseback"); provided, that (i) the aggregate net cash proceeds to the Company received in respect of the Baker City Sale and Leaseback shall be at least $584,000, (ii) the Company shall pay (as soon as practicable but in any event within 24 hours of the closing of the Baker City Sale and Leaseback) the entire net cash proceeds to the Senior Bank Agent, with at least half of such proceeds to be applied for prepayment of the Term Loan (as defined in the Senior Credit Agreement) and the balance to be applied for prepayment of the Revolving Credit Loans (as defined in the Senior Credit Agreement), (iii) the maximum annual gross lease payment (including, without limitation, obligations to reimburse landlord's expenses) in respect of the Baker City Sale and Leaseback shall not exceed $94,900, (iii) the Baker City Sale and Leaseback shall be a bona fide arm's length transaction, (iv) the documentation in respect of the Baker City Sale and Leaseback shall be reasonably satisfactory in all material respects to the Required Investors (it being agreed that such documentation shall be deemed to be satisfactory if, taken as a whole, such documentation is no less favorable to the Company from a risk allocation perspective than the Sale and Leaseback Documents) and (v) if the Baker City Sale and Leaseback is not consummated within 120 days after the date hereof, then this Section 3 of this Amendment shall be null and void ab initio. The parties hereto agree that the Company shall have the right to lease (on an arm's length basis) the real property, facilities, and fixtures located at Hastings, Nebraska to PW Poly prior to a sale by the Company of such real property, facilities, and fixtures.

     4. Consent to Visalia, California Real Property Sale and Leaseback. In reliance upon and subject to the accuracy of the representations set forth in this Amendment, upon the Effective Date, the Investors hereby consent to the sale and leaseback by the Company of the real property, facility, and fixtures located at Visalia, California (the "Visalia Sale and Leaseback"); provided, that (i) the aggregate net cash proceeds to the Company received in respect of the Visalia Sale and Leaseback shall be

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at least $1,300,000, (ii) the Company shall pay shall pay (as soon as practicable but in any event within 24 hours of the closing of the Visalia Sale and Leaseback) the entire net cash proceeds to the Senior Bank Agent, with at least half of such proceeds to be applied for prepayment of the Term Loan (as defined in the Senior Credit Agreement) and the balance to be applied for prepayment of the Revolving Credit Loans (as defined in the Senior Credit Agreement), (iii) the maximum annual gross lease payment (including, without limitation, obligations to reimburse landlord's expenses) in respect of the Visalia Sale and Leaseback shall not exceed $211,250, (iv) the Visalia Sale and Leaseback shall be a bona fide arm's length transaction, (v) the documentation in respect of the Visalia Sale and Leaseback shall be reasonably satisfactory in all material respects to the Required Investors (it being agreed that such documentation shall be deemed to be satisfactory if, taken as a whole, such documentation is no less favorable to the Company from a risk allocation perspective than the Sale and Leaseback Documents) and (vi) if the Visalia Sale and Leaseback is not consummated within 120 days after the date hereof, then this Section 4 of this Amendment shall be null and void ab initio.

     5. Consent to Sunnyside, Washington Real Property Sale and Leaseback. In reliance upon and subject to the accuracy of the representations set forth in this Amendment, upon the Effective Date, the Investors hereby consent to the sale and leaseback by the Company of the real property, facility, and fixtures located at Sunnyside, Washington (the "Sunnyside Sale and Leaseback"); provided, that (i) the aggregate net cash proceeds to the Company received in respect of the Sunnyside Sale and Leaseback shall be at least $1,544,000, (ii) the Company shall pay shall pay (as soon as practicable but in any event within 24 hours of the closing of the Sunnyside Sale and Leaseback) the entire net cash proceeds to the Senior Bank Agent, with at least half of such proceeds to be applied for prepayment of the Term Loan (as defined in the Senior Credit Agreement) and the balance to be applied for prepayment of the Revolving Credit Loans (as defined in the Senior Credit Agreement), (iii) the maximum annual gross lease payment (including, without limitation, obligations to reimburse landlord's expenses) in respect of the Sunnyside Sale and Leaseback shall not exceed $250,900, (iv) the Sunnyside Sale and Leaseback shall be a bona fide arm's length transaction, (v) the documentation in respect of the Sunnyside Sale and Leaseback shall be reasonably satisfactory in all material respects to the Required Investors (it being agreed that such documentation shall be deemed to be satisfactory if, taken as a whole, such documentation is no less favorable to the Company from a risk allocation perspective than the Sale and Leaseback Documents) and (vi) if the Sunnyside Sale and Leaseback is not consummated within 120 days after the date hereof, then this Section 5 of this Amendment shall be null and void ab initio.

     6. Consent to PW Poly Transaction. In reliance upon and subject to the accuracy of the representations set forth in this Amendment, upon the Effective Date, the Investors hereby consent to the formation of PW Poly, Inc. ("PW Poly") as a subsidiary of the Company and the transfer by the Company to PW Poly of inventory, machinery and equipment (for clarification purposes, the transferred property shall not include any real property or accounts receivable) used solely in the Company's polyethylene pipe business (collectively, the "Transferred Poly Property") pursuant to a Bill of Sale and Assumption Agreement ("PW Poly Bill of Sale") in substantially the form attached

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hereto as Exhibit A (the transactions contemplated by this Section 6, collectively, the "PW Poly Transaction"); provided, that:

               (a) the aggregate book value of the Transferred Poly Property shall not exceed $5,160,000,

               (b) PW Poly shall assume and pay at least $520,000 of the Company's accounts payable (and, to the extent the Company (rather than PW
     Poly) pays any or all of such accounts payable, PW Poly shall immediately reimburse the Company in cash for any amount paid by the Company),

               (c) PW Poly shall pay (on the closing date of the PW Poly Transaction) to the Company at least $1,400,000 in cash,

               (d) the Company shall pay (on the closing date of the PW Poly Transaction) the entire net cash proceeds (i.e., at least $1,400,000) to the Senior Bank Agent, with at least half of such proceeds to be applied for prepayment of the Term Loan (as defined in the Senior Credit Agreement) and the balance to be applied for prepayment of the Revolving Credit Loans (as defined in the Senior Credit Agreement),

               (e) the Company shall not transfer to PW Poly any accounts receivable of the Company, including without limitation any accounts receivable related to the polyethylene portion of the Company's business,

               (f) after giving effect to the PW Poly Transaction, the Company shall own greater than ninety percent (90%) of the fully diluted equity of PW Poly,

               (g) the documentation in respect of the PW Poly Transaction shall be reasonably satisfactory in all material respects to the Required Investors (it being agreed that the following documentation is satisfactory: (i) the PW Poly Bill of Sale, as modified by any non-substantive changes the parties thereto may deem appropriate and (ii) each other PW Poly Transaction document, so long as neither the Company nor any Subsidiary Guarantor provides any representations, warranties, covenants, indemnities, commitments or the like that are inconsistent with, or materially more extensive than, those contained in the PW Poly Bill of
     Sale),

               (h) the Company shall not guaranty any Indebtedness of PW Poly, including, without limitation, any buy-back agreement obligations,

               (i) PW Poly shall not invest greater than $2,375,000 in the entity or entities (collectively, "WL Newco") that purchase assets of W.L. Plastics, LLC; provided that no more than $2,075,000 of such amount shall constitute a cash investment,

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               (j)  PW Poly shall own at least 30% of the fully diluted equity of WL Newco (or, to the extent PW Poly invests less than $2,375,000 in WL Newco, a pro rata portion of the 30% ownership requirement, based on the actual amount invested by PW Poly), and

               (k) if the PW Poly Transaction is not consummated within 90 days after the date hereof, then this Section 6 of this Amendment shall be null and void ab initio.

          7. Amendments to Purchase Agreement, the Warrant Agreement and the 2003 Warrant Agreement in Connection with the PW Poly Transaction. In reliance upon and subject to the accuracy of the representations set forth in this Amendment, upon the Effective Date, the Investors and the Company hereby agree that:

               (a) In no event shall any provision (including without limitation, any representation, warranty, covenant, default or event of default) of the Purchase Agreement, the Warrant Agreement or the 2003 Warrant Agreement apply to PW Poly and its subsidiaries;

               (b) By way of example, and not in limitation of Section 7(a) above, any reference to "Company", "Obligor", "Subsidiary", "Subsidiaries" or "Consolidated" in the Purchase Agreement, the Warrant Agreement or the 2003 Warrant Agreement shall expressly exclude PW Poly and its subsidiaries;

               (c) By way of example, and not in limitation of Section 7(a) above, and notwithstanding anything to the contrary contained in GAAP, all computations of financial covenants in the Purchase Agreement shall exclude the results of operations and financial condition of PW Poly and its subsidiaries;

               (d)  Notwithstanding anything to the contrary contained in this
     Section 7 or otherwise (but subject to the proviso at the end of this clause (d)), each of PW Poly and its subsidiaries shall be expressly included as an Subsidiary of the Company for the purposes of Section 7.7 (Maintenance of Books and Records; Financial Statements, Reports, Etc.) of the Purchase Agreement and Section 7.2 (Financial Statements and Reports) of the Warrant Agreement and the 2003 Warrant Agreement; provided, however, that with respect to the monthly financial statements contemplated by
     Section 7.7(ii) of the Purchase Agreement, each of PW Poly and its subsidiaries shall be expressly excluded as a Subsidiary of the Company;

               (e)  Notwithstanding anything to the contrary contained in this
     Section 7 or otherwise, each of PW Poly and its subsidiaries shall be expressly included as an Affiliate of the Company for the purposes of
     Section 8.3 (Affiliate Transactions) of the Purchase Agreement, Section 7.4 (Affiliate Transactions) of the Warrant Agreement and Section 7.4 (Affiliate Transactions) of the 2003 Warrant Agreement;

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               (f)  Notwithstanding anything to the contrary contained in this
     Section 7 or otherwise, the Company may enter into a tax sharing agreement with PW Poly and its subsidiaries; provided that the tax obligations owing by the Company, on the one hand, and PW Poly and its subsidiaries, on the other hand, do not exceed the tax obligations that either such party would have on a stand-alone basis; and

               (g)  Notwithstanding anything to the contrary contained in this
     Section 7 or otherwise, the Company shall operate PW Poly and its subsidiaries (including, without limitation, with respect to ERISA law compliance, environmental law compliance and tax law compliance) with the same care and diligence as the Company is operated.

          8. Amendments to the Warrant Agreement and the 2003 Warrant Agreement in Connection with the ETI Stock Purchase Documents. In reliance upon and subject to the accuracy of the representations set forth in this Amendment and Amendment No. 7, upon the Effective Date (as defined in Amendment No. 7), the Investors and the Company hereby agree that in no event shall any provision (including without limitation, any representation, warranty, covenant, default or event of default) of the Warrant Agreement or the 2003 Warrant Agreement apply to the ETI Group. Notwithstanding anything to the contrary contained in this Section 8 or otherwise, each Person within the ETI Group (i) shall be expressly included as an Affiliate of the Company for the purposes of Section
7.4 (Affiliate Transactions) of the Warrant Agreement and Section 7.4 (Affiliate Transactions) of the 2003 Warrant Agreement and (ii) shall be expressly included as a Subsidiary of the Company for the purposes of Section 7.2 (Financial Statements and Reports) of the Warrant Agreement and the 2003 Warrant Agreement.

          9. Representations and Warranties. In order to induce the Investors to enter into this Amendment, the Company hereby represents and warrants that
(w) no Default or Event of Default exists on the Effective Date, after giving effect to this Amendment, (x) no Event of Default (as defined in the Sale and Leaseback Documents) exists on the Effective Date, and no Event of Default (as defined in the Sale and Leaseback Documents) shall subsequently exist due to the actions contemplated by Sections 2, 3, 4, 5 and 6 hereof, (y) no Default or Event of Default (in each case as defined in the Senior Credit Agreement) exists on the Effective Date, after giving effect to the amendment of the Senior Credit Agreement referred to herein and (z) all of the representations and warranties contained in the Note Documents shall be true and correct in all respects on the Effective Date, after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specified date shall be true and correct in all material respects as of such specific date), in each case except as previously disclosed in writing to the Investors.

          10.  Effectiveness of this Amendment.

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               (a)  This Amendment (except for Sections 2, 3, 4, 5, 6 and 7)
     shall become effective on the date (the "Effective Date") when:

               (i) the Company and the Required Investors shall have signed a counterpart hereof (whether the same or different counterparts), and

               (ii) the Company shall have paid all fees and expenses of O'Melveny & Myers LLP incurred by the Investors in connection with or relating to the preparation, execution or delivery of this Amendment and all other unpaid fees and expenses of O'Melveny & Myers LLP incurred by the Investors in connection with the Purchase Agreement to the extent the amount thereof has been provided to the Company prior to the execution and delivery of this Amendment; provided, however, that nothing in this Amendment shall limit the generality of Section 12.4 of the Purchase Agreement.

               (b) Each of Sections 2, 3, 4, 5, 6 and 7 of this Amendment shall separately become effective on the date (each, a "Consent Effective Date") when:

               (i) the Investors shall have received a copy of a duly executed amendment or amendments of the Senior Credit Agreement (a) consenting to the actions contemplated by Section 2, 3, 4, 5 or 6 hereof, as the case may be, or (b) providing for the substantive equivalent of Section 7 hereof; provided that in each case each such amendment or amendments shall be in a form reasonably satisfactory to the Required Investors and provided, further, that the reasonable satisfaction of each such amendment or amendments shall be acknowledged in writing by the Required Investors, and

               (ii) the Company shall have paid all fees and expenses of O'Melveny & Myers LLP incurred by the Investors in connection with or relating to the review of documents in connection with a Consent Effective Date and all other unpaid fees and expenses of O'Melveny & Myers LLP incurred by the Investors in connection with the Purchase Agreement to the extent the amount thereof has been provided to the Company prior to the execution and delivery of this Amendment; provided, however, that nothing in this Amendment shall limit the generality of Section 12.4 of the Purchase Agreement.

          11.  Miscellaneous.

               (a) This Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Purchase Agreement or any other Note Document.

               (b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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               (c)  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
     HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               (d) The parties hereby agree that this Amendment shall be a Note Document for all purposes under the Purchase Agreement. From and after the Effective Date, all references in the Purchase Agreement and each of the other Note Documents to the Purchase Agreement shall be deemed to be references to the Purchase Agreement as amended hereby.

               (e) All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Amendment shall be delivered in accordance with the notice provisions contained in the Purchase Agreement.

               (f) The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment.


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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this
AMENDMENT NO. 9 to be duly executed and delivered as of the date first above written.


                                        PW EAGLE, INC.


                                        By: /s/  Dobson West
                                            ------------------------------------
                                            Name:  Dobson West
                                            Title: CAO


                                        J.P. MORGAN PARTNERS (23A SBIC), LLC


                                        By:  J.P. MORGAN PARTNERS (23A SBIC
                                               MANAGER), INC.,  Its Managing
                                               Member


                                        By: /s/  Richard D.Waters
                                            ------------------------------------
                                            Name: Richard D.Waters
                                            Title: Managing Director


                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY


                                        By:  David L. Babson & Company Inc. as
                                              Investment Advisor


                                        By: /s/  Mark A. Ahmed
                                            ------------------------------------
                                            Name:  Mark A. Ahmed
                                            Title: Managing Director


                                        MASSMUTUAL CORPORATE INVESTORS


                                        By: /s/  Michael L. Klofas
                                            ------------------------------------
                                            Name:  Michael L. Klofas
                                            Title: Vice President


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

                                        The foregoing is executed on behalf of
                                        MassMutual Corporate Investors,
                                        organized under a Declaration of Trust,
                                        dated September 13, 1985, as amended
                                        from time to time. The obligations of
                                        such Trust are not personally binding
                                        upon, nor shall resort to be had to the
                                        property of, any of the Trustees,
                                        shareholders, officers, employees or
                                        agents of such Trust, but the Trust's
                                        property only shall be bound.


                                        MASSMUTUAL PARTICIPATION INVESTORS


                                        By: /s/ Michael L. Klofas
                                            ------------------------------------
                                            Name:  Michael L. Klofas
                                            Title: Vice President

                                        The foregoing is executed on behalf of
                                        MassMutual Participation Investors,
                                        organized under a Declaration of Trust,
                                        dated April 7, 1988, as amended from
                                        time to time. The obligations of such
                                        Trust are not binding upon, nor shall
                                        resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust individually, but the Trust's assets and property only shall be bound.


                                        MASSMUTUAL CORPORATE VALUE PARTNERS
                                        LIMITED


                                        By:  David L. Babson & Company Inc.
                                              under delegated authority from
                                              Massachusetts Mutual Life
                                              Insurance Company, as Investment
                                              Manager


                                        By: /s/ Mark A. Ahmed
                                            -----------------------------------
                                            Name:  Mark A. Ahmed
                                            Title: Managing Director


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